UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
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               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
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                      Date of fiscal year end: November 30
                                              --------------

                     Date of reporting period: May 31, 2015
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2015

                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                               INCOME FUND (MFD)


MACQUARIE                        FOUR CORNERS                        FIRST TRUST
                              CAPITAL MANAGEMENT

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TABLE OF CONTENTS
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statements of Changes in Net Assets.........................................  14
Statement of Cash Flows.....................................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  17
Additional Information......................................................  23


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management, LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

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SHAREHOLDER LETTER
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2015


Dear Shareholders:

Thank you for your investment in Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment for the six months ended May 31, 2015, including a portfolio commentary from the Fund's management team, a performance analysis and a market and fund outlook. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the six months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates this year.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND (MFD)
"AT A GLANCE"
AS OF MAY 31, 2015 (UNAUDITED)

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FUND STATISTICS
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Symbol on New York Stock Exchange                                  MFD
Common Share Price                                              $16.93
Common Share Net Asset Value ("NAV")                            $16.77
Premium (Discount) to NAV                                         0.95%
Net Assets Applicable to Common Shares                    $143,255,086
Current Quarterly Distribution per Common Share (1)            $0.3500
Current Annualized Distribution per Common Share               $1.4000
Current Distribution Rate on Closing Common Share Price (2)       8.27%
Current Distribution Rate on NAV (2)                              8.35%
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           COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
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            Common Share Price      NAV
5/14             $17.64           $18.64
                  17.73            18.79
                  17.89            18.86
                  18.03            19.00
6/14              18.05            19.09
                  17.99            19.11
                  17.73            18.92
                  17.87            19.02
7/14              18.03            19.09
                  17.60            18.44
                  17.54            18.48
                  18.11            18.83
                  17.97            18.58
8/14              18.04            18.77
                  17.93            18.85
                  17.58            18.39
                  17.70            18.44
9/14              16.79            18.01
                  16.65            17.87
                  16.09            17.37
                  15.95            17.51
                  16.72            17.89
10/14             16.89            18.14
                  16.58            18.01
                  16.63            17.88
                  16.83            17.79
11/14             16.97            17.66
                  16.56            17.69
                  15.80            16.77
                  16.21            17.09
12/14             16.25            17.44
                  15.88            17.28
                  15.63            16.95
                  15.65            16.98
                  15.88            17.17
1/15              16.11            17.18
                  16.40            17.32
                  16.95            17.39
                  16.64            16.99
2/15              16.65            16.99
                  16.42            16.47
                  15.77            16.07
                  16.09            16.89
3/15              16.11            16.80
                  16.36            16.87
                  16.87            17.12
                  16.75            17.30
4/15              17.03            17.63
                  16.96            17.49
                  16.55            17.43
                  17.44            17.57
                  16.93            17.03
5/15              16.93            16.77


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PERFORMANCE
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                                                                                   Average Annual Total Return
                                                                          ---------------------------------------------
                                                                                                             Inception
                                        6 Months Ended    1 Year Ended    5 Years Ended    10 Years Ended    (3/25/04)
                                           5/31/15          5/31/15          5/31/15          5/31/15        to 5/31/15
FUND PERFORMANCE (3)
NAV                                        -1.03%           -2.40%           14.68%            7.38%           9.34%
Market Value                                3.98%            4.11%           19.37%            8.74%           8.98%

INDEX PERFORMANCE
S&P 500(R) Utilities Total Return Index    -1.62%            6.80%           12.21%            8.10%           9.86%
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                                               % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
----------------------------------------------------------
National Grid PLC                                     5.6%
Engie                                                 5.0
Hutchison Port Holdings Trust                         4.6
NiSource, Inc.                                        4.2
Hopewell Highway Infrastructure, Ltd.                 4.0
Buckeye Partners, L.P.                                3.7
Sempra Energy                                         3.3
Corrections Corp. of America                          3.3
Veresen, Inc.                                         3.2
CHS/Community Health Systems, Inc.                    3.2
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                                        Total        40.1%
                                                    ======

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                                               % OF TOTAL
INDUSTRY CLASSIFICATION                        INVESTMENTS
----------------------------------------------------------
Oil, Gas & Consumable Fuels                          20.8%
Multi-Utilities                                      20.3
Transportation Infrastructure                        18.9
Media                                                 6.4
Independent Power and Renewable Electricity
   Producers                                          6.1
Electric Utilities                                    5.8
Diversified Telecommunication Services                5.4
Health Care Providers & Services                      5.3
Wireless Telecommunication Services                   3.5
Real Estate Investment Trusts                         3.3
Construction & Engineering                            2.8
Energy Equipment & Services                           1.4
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                                        Total       100.0%
                                                    ======

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                                               % OF TOTAL
COUNTRY                                        INVESTMENTS
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United States                                        44.4%
France                                               12.1
Canada                                               10.7
United Kingdom                                        7.1
Australia                                             4.9
Singapore                                             4.6
Cayman Islands                                        3.9
Spain                                                 2.7
Italy                                                 2.7
Netherlands                                           1.8
Luxembourg                                            1.7
Hong Kong                                             1.7
Germany                                               1.7
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                                        Total       100.0%
                                                    ======


(1) Most recent distribution paid or declared through 5/31/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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PORTFOLIO COMMENTARY
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the sub-advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within Macquarie Asset Management ("MAM") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.2 billion of assets as of May 31, 2015, in MAM's Infrastructure Securities portfolios, which include the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners managed over $1.7 billion of assets as of May 31, 2015, with an emphasis on Senior Loans.

                           PORTFOLIO MANAGEMENT TEAM


                              ANTHONY FELTON, CFA
                    CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
         PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

                               JONATHON ONG, CFA
                    CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
         PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

                               ADAM H. BROWN, CFA
                  PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
              VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC


                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utility assets and, are expected to offer reasonably predictable income and attractive yields.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

Global equities were up for the six-month period ended May 31, 2015. Commodity markets were the key focus for investors as 2014 drew to a close, with oil prices in particular continuing their sharp fall which drove weakness in equity and credit markets. While lower oil prices will help consumers, the U.S. economy in particular has become significantly less energy-dependent over time. Consequently, a fall in oil prices should have a less positive impact compared to historical experiences.

Easing by central banks was a key theme moving into 2015, resulting in lower yields in most developed nations. The European Central Bank (ECB) launched its much anticipated Quantitative Easing program and was careful to not disappoint market expectations, with a total size in excess of (euro)1.1 trillion. While the bold monetary easing has boosted bond and risk assets, the

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PORTFOLIO COMMENTARY (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


familiar question remains over its ability to make any meaningful impact on either growth or inflation expectations. Similar large-scale easing in Japan has yet to make any appreciable impact on growth expectations, though it has lowered the currency which has boosted Japan's competitiveness.

In the U.S., a trend of softer data reversed in the first quarter of 2015, as a strong payrolls report early in March led to a sharp repricing of the U.S. Treasury curve. The Fed dropped its commitment to being "patient" in relation to rate hikes (as generally expected) but at the same time lowered its forecast future rate path, and lowered its growth and inflation expectations in 2016 and 2017. We continue to believe that the Fed will find it hard to meaningfully raise rates, with any move likely to stifle growth through higher borrowing costs and a stronger currency.

Late in the period, equity markets were varied across regions, as the U.S. continued to trade at or near new highs while Europe generally underperformed, with Greece weighing on sentiment in the Eurozone. In Asia, sentiment has also been guarded, as the Chinese economy continues to be a background focus, with data again disappointing.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown in the performance table, MFD's net asset value ("NAV") total return(1) for the period was -1.03%, outpacing the -1.62% return of the S&P 500(R) Utilities Total Return Index (the "Index"). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers an appropriate frame of reference.

In our view, there were a number of factors driving the Core Component's contribution to the Fund's NAV total return during the period.

The major positive contributors were:

      o     The strong performance of the 'user demand' sectors;

      o     The Toll Road, Seaport and Airport sectors; and

      o     The good performance from the Social Infrastructure sector.

The major negative contributors were:

      o     The strength of the U.S. Dollar against major currencies; and

      o The weakness of utilities, specifically, underperformance from Electric Utility, Electricity & Gas Distribution and Electricity Generation stocks.

These factors are discussed in further detail below.

Toll Roads

Transurban was the top contributor within the sector. The company started the year well after reporting strong traffic and revenue data for the quarter ended December 2014. Proportional toll revenue increased 37% from the prior corresponding period, reflecting the additional contribution from the Queensland Motorways assets which were acquired in mid-2014, as well as solid underlying growth across its other roads. In April, the market responded positively to Transurban's proposal to build a new motorway in Melbourne which was accepted by the state government. The proposed new 'Western Distributor' will include a tunnel and elevated motorway that connects the key arterial West Gate Freeway with the port, Transurban's existing Citylink road, and the central business district. This proposal highlights the power of a road network, which has been a core part of our Transurban investment thesis for many years.

-----------------------------
(1) Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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PORTFOLIO COMMENTARY (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


Vinci also performed well, as the French motorways continued to benefit from easing regulatory concerns as negotiations with the government progressed. In April, the company confirmed an agreement in principle, settling the dispute on tariffs and toll road profitability. Vinci also published its Q1 2015 trading update with motorway traffic in line with expectations, and Portuguese airport traffic continued to outperform the original business case. Along with the trading update, Vinci reiterated FY 2015 earnings guidance.

Seaports

China Merchants was a particularly notable contributor. Early in the period, the company benefitted from strong volume growth and market expectations of tariff increases. The most significant development took place in April, when the company rallied due to strong buying of the Hong Kong-listed shares by Chinese mainland investors through Stock Connect, given the attractive valuation of Hong Kong-listed stocks relative to the equivalent mainland-listed stocks. The Chinese ports sector, as a whole, also performed strongly on market expectations that government policy initiatives such as "One Belt One Road" and the "Maritime Silk Road" will benefit Chinese ports. Dutch seaport, Vopak, also gained on improving demand for crude oil and refined product storage capacity. With high occupancy at key hubs, pricing has begun to improve.

Airports

The top contributor within the sector was Auckland International Airport which experienced solid gains in both international and domestic passenger numbers. The Spanish government successfully sold a minority stake in Aena, which owns a network of over 40 domestic and international airports in Spain, including Madrid and Barcelona - two of the ten largest airports in Europe. The Fund participated in the initial public offering, which received strong demand, and the stock performed well after listing.

The U.S. Dollar

As the Fund was not hedged for currency, the strength of the U.S. Dollar detracted from the Fund's return during the period. The U.S. Dollar Index appreciated by 9.7% in the period, causing a drag on non-USD denominated positions within the portfolio.

Utilities

The Electric Utilities sector was the most significant underperformer. GDF Suez, now known as Engie, was lower primarily due to weaker fundamentals in its Energy Europe division. Electricite de France was weaker due to the perception of higher regulatory and financial risk.

The Electricity and Gas Distribution sector was mixed but made only a small positive contribution overall. The major detractor was Centrica, which fell amid concerns of more stringent regulation from the U.K. government. By contrast, NiSource performed strongly after providing guidance that beat expectations, as the company continues to unlock value by separating pipeline operations from their utilities business.

Within the Electricity Generation sector, our position in Enel Green Power was also a slight detractor as the stock failed to keep pace with the broader market.

PORTFOLIO COMPOSITION

As of May 31, 2015, the Fund's Core Component was well diversified across 29 positions in global infrastructure stocks, representing 11 countries and 7 industries. During the period, the main increases in the Fund's weightings were in Pipelines and Electricity Transmission, while the weightings in Electric Utilities and Social Infrastructure were reduced. Sector changes were driven by bottom-up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P LSTA Leveraged Loan Index (the "LSTA Index"). The average rating in the Senior Loan Component is BB- vs. the average LSTA Index loan rating between B+ and BB-.

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PORTFOLIO COMMENTARY (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


The LSTA Index posted a 2.0% return for the six months ended May 31, 2015. Single B rated loans underperformed during the period, with BB rated loans returning 2.6%, single B rated loans returning 2.0% and CCC rated loans returning 3.0%. The Senior Loan Component underperformed the LSTA Index, returning 1.7% during the six-month period. Underperformance was primarily driven by exposure to certain issuers in the energy sector. Specifically, our position in Expro Holdings declined almost 10% and our positions in Pacific Drilling and Drillships Financing Holdings each declined by over 3%.

Loan market technicals strengthened during the six-month period. For the period, approximately $55 billion of inflows from collateralized loan obligations (CLOs) far exceeded over $12 billion of retail outflows.

We believe fundamentals continue to be generally positive for LSTA Index issuers, although earnings growth appears to have slowed recently. Among LSTA Index issuers that file publicly, first quarter 2015 Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) grew approximately 6% year over year, which is a decline from 10% EBITDA growth in the fourth quarter of 2014. The LSTA Index default rate was 1.3% for the twelve month period ended May 2015, which is well inside the historical average of 3.2%.

While we believe bank loans are a good relative value investment given generally conservative balance sheet management by the issuers in the loan market and historically low default risk, spreads could widen because of broader capital markets risk aversion impacting the bank loan and fixed-income markets.

PERFORMANCE RELATIVE TO THE INDEX

The Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

LEVERAGE

One of the factors impacting the return of the Fund relative to the Index was the Fund's use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

DISTRIBUTIONS

During the six-month period covered by this report, the Fund announced two regularly scheduled quarterly distributions totaling $0.70 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation ) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

While the year began solidly, equity market strength has ebbed in the second quarter since the U.S. Federal Reserve indicated that interest rates are likely to stay 'lower for longer', partly reflecting some increased sensitivity about the impact on domestic activity of the rise in the value of the U.S. Dollar.

Markets traded with a mixed tone late in the period. Greece continued to be a background concern, with a default or even an exit from the euro currency bloc still a possibility. While global economic growth remains subdued, markets in the medium term continue to be driven by central banks, with investors generally stretching to earn yield, increasing risk and sacrificing liquidity.

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PORTFOLIO COMMENTARY (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2015


The infrastructure assets owned and operated by the well diversified range of infrastructure companies in the portfolio continue to perform well. The portfolio strategy is little changed overall. Given the current level of monetary stimulus in the global economy, the portfolio remains positioned with a moderate defensive bias.

We continue to identify what we believe are attractive listed infrastructure opportunities and are looking for opportunities to selectively increase our holdings or introduce to the portfolio stocks that we believe are oversold.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

Bond ratings are determined by a nationally recognized statistical rating agency.

The S&P/ LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans in the U.S. loan market, based upon real-time market weightings, spreads and interest payments.

An index is unmanaged and one cannot invest directly in an index.


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
PORTFOLIO OF INVESTMENTS
MAY 31, 2015 (UNAUDITED)

   SHARES                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS (a) (b) - 80.3%

                AUSTRALIA - 6.3%
    2,030,868   DUET Group...............................................................................   $    3,959,382
      646,273   Transurban Group.........................................................................        5,025,075
                                                                                                            --------------
                                                                                                                 8,984,457
                                                                                                            --------------
                CANADA - 13.7%
      201,200   Inter Pipeline, Ltd......................................................................        5,005,732
      283,771   Northland Power, Inc.....................................................................        3,822,101
       88,011   Pembina Pipeline Corp....................................................................        2,837,215
       46,800   TransCanada Corp.........................................................................        2,028,401
      399,200   Veresen, Inc.............................................................................        5,961,036
                                                                                                            --------------
                                                                                                                19,654,485
                                                                                                            --------------
                CAYMAN ISLANDS - 5.1%
   14,612,000   Hopewell Highway Infrastructure, Ltd.....................................................        7,255,447
                                                                                                            --------------
                FRANCE - 13.5%
       34,707   Eiffage S.A..............................................................................        2,026,386
      206,143   Electricite de France S.A................................................................        5,066,974
      453,341   Engie....................................................................................        9,148,974
       51,377   Vinci S.A................................................................................        3,051,585
                                                                                                            --------------
                                                                                                                19,293,919
                                                                                                            --------------
                GERMANY - 2.1%
      140,783   Hamburger Hafen Und Logistik AG..........................................................        3,039,861
                                                                                                            --------------
                HONG KONG - 2.1%
      700,734   China Merchants Holdings International Co., Ltd..........................................        3,090,816
                                                                                                            --------------
                ITALY - 3.4%
      113,431   Atlantia S.p.A...........................................................................        2,917,687
    1,058,013   Enel Green Power S.p.A...................................................................        2,002,149
                                                                                                            --------------
                                                                                                                 4,919,836
                                                                                                            --------------
                SINGAPORE - 5.9%
   12,725,200   Hutchison Port Holdings Trust............................................................        8,398,632
                                                                                                            --------------
                SPAIN - 3.5%
      282,508   Abertis Infraestructuras S.A.............................................................        4,962,894
                                                                                                            --------------
                UNITED KINGDOM - 7.2%
      725,827   National Grid PLC........................................................................       10,361,350
                                                                                                            --------------
                UNITED STATES - 17.5%
      170,500   Corrections Corp. of America.............................................................        5,994,780
      164,600   NiSource, Inc............................................................................        7,765,828
       56,300   Sempra Energy............................................................................        6,050,561
       60,100   Spectra Energy Corp......................................................................        2,113,717
       40,600   Williams (The) Cos., Inc.................................................................        2,074,660
       30,900   Xcel Energy, Inc.........................................................................        1,052,145
                                                                                                            --------------
                                                                                                                25,051,691
                                                                                                            --------------
                TOTAL COMMON STOCKS......................................................................      115,013,388
                (Cost $108,353,710)                                                                         --------------


Page 8                  See Notes to Financial Statements


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

    UNITS                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
MASTER LIMITED PARTNERSHIPS (a) (b) - 10.4%

                UNITED STATES - 10.4%
       86,900   Buckeye Partners, L.P....................................................................   $    6,719,977
       28,400   Enbridge Energy Partners, L.P............................................................        1,053,356
       30,976   Energy Transfer Equity, L.P..............................................................        2,127,122
      155,554   Enterprise Products Partners, L.P........................................................        5,043,061
                                                                                                            --------------
                TOTAL MASTER LIMITED PARTNERSHIPS........................................................       14,943,516
                (Cost $10,468,716)                                                                          --------------


  PRINCIPAL                                                                                     STATED
    VALUE                               DESCRIPTION                              RATE (c)    MATURITY (d)       VALUE
-------------   -------------------------------------------------------------  -----------   ------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 37.4%

                FRANCE - 2.1%
$   1,604,440   Numericable US LLC, Dollar Denominated
                   Tranche B-1 Loan..........................................     4.50%        04/23/20          1,608,451
    1,388,060   Numericable US LLC, Dollar Denominated
                   Tranche B-2 Loan..........................................     4.50%        04/23/20          1,391,530
                                                                                                            --------------
                                                                                                                 2,999,981
                                                                                                            --------------
                LUXEMBOURG - 2.1%
    3,120,263   Intelsat Jackson Holdings S.A., Term Loan B-2................     3.75%        06/30/19          3,107,439
                                                                                                            --------------
                NETHERLANDS - 2.3%
    1,324,144   UPC Broadband Holdings, B.V., Facility AH....................     3.25%        06/30/21          1,318,358
      739,574   Ziggo, B.V., Term Loan B-1...................................     3.50%        01/15/22            736,187
      476,596   Ziggo, B.V., Term Loan B-2...................................     3.50%        01/15/22            474,413
      783,830   Ziggo, B.V., Term Loan B-3...................................     3.50%        01/15/22            780,240
                                                                                                            --------------
                                                                                                                 3,309,198
                                                                                                            --------------
                UNITED KINGDOM - 1.9%
    1,695,652   Cable & Wireless Communications PLC, Term Loan...............     5.50%        11/06/16          1,695,652
    1,000,000   Virgin Media Investment Holdings Ltd., Term Loan.............     3.50%        06/30/23            997,000
                                                                                                            --------------
                                                                                                                 2,692,652
                                                                                                            --------------
                UNITED STATES - 29.0%
    1,572,000   Calpine Construction Finance Co., L.P., Term B-1 Loan........     3.00%        05/03/20          1,549,080
    2,318,135   Cequel Communications Holdings I LLC, Term Loan..............     3.50%        02/14/19          2,321,357
    2,025,000   Charter Communications Operating LLC, Term E Loan............     3.00%        07/01/20          2,015,199
      772,367   CHS/Community Health Systems, Inc., 3/15 Term Loan F.........     3.53%        12/31/18            774,988
    3,073,383   Community Health Systems, Inc., 5/15 Term Loan G.............     3.75%        12/31/19          3,076,266
    1,974,995   Community Health Systems, Inc., CHS/Community Health
                   System TE.................................................     4.00%        01/27/21          1,981,080
    3,000,000   Communications Sales & Leasing, Inc., Term Loan..............     5.00%        10/24/22          2,988,750
    1,806,811   Crown Castle Operating Co., Non-Extended Incremental
                   Tranche B Term Loan.......................................     3.00%        01/31/21          1,806,558
    1,613,606   Drillships Financing Holding, Inc., Tranche B-1 Term Loan....     6.00%        03/31/21          1,382,151
    1,181,955   Dynegy, Inc., Tranche B-2 Term Loan..........................     4.00%        04/23/20          1,186,978
    1,400,000   Energy Transfer Equity L.P., Term Loan (2013)................     3.25%        12/02/19          1,393,196
    1,487,059   Energy Transfer Equity L.P., Term Loan (2015)................     4.00%        12/02/19          1,479,832
    3,876,092   IASIS Healthcare Corp., Term Loan B-2........................     4.50%        05/03/18          3,886,596
    3,880,000   Level 3 Financing, Inc., Tranche B 2020 Term Loan............     4.00%        01/15/20          3,877,594
    1,500,000   Moxie Liberty LLC, Construction B-1 Term Loan................     6.75%        12/19/20          1,492,500
    2,729,474   NRG Energy, Inc., Term Loan (2013)...........................     2.75%        07/01/18          2,712,197


                        See Notes to Financial Statements                 Page 9


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

  PRINCIPAL                                                                                     STATED
    VALUE                               DESCRIPTION                              RATE (c)    MATURITY (d)       VALUE
-------------   -------------------------------------------------------------  -----------   ------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                UNITED STATES (CONTINUED)
$     428,000   Offshore Group Investment Ltd., Term Loan....................     5.00%        10/25/17     $      354,705
      941,937   Pacific Drilling S.A., Term Loan.............................     4.50%        06/03/18            815,953
    1,450,000   Panda Liberty LLC, Construction B-1 Advance..................     7.50%        08/21/20          1,446,375
    1,510,000   Panda Stonewall, Term B-1 Conversion Advances................     6.50%        11/12/21          1,525,734
      422,093   Targa Resources Corp., Term Loan B...........................     5.75%        02/27/22            425,525
    3,040,066   Wide Open West Finance LLC, Term B Loan......................     4.50%        04/01/19          3,037,117
                                                                                                            --------------
                                                                                                                41,529,732
                                                                                                            --------------
                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS................................................       53,639,002
                (Cost $53,989,159)                                                                          --------------

                TOTAL INVESTMENTS - 128.1%...............................................................      183,595,906
                (Cost $172,811,585) (e)

                OUTSTANDING LOAN - (40.1%)...............................................................      (57,500,000)

                NET OTHER ASSETS AND LIABILITIES - 12.0%.................................................       17,159,180
                                                                                                            --------------
                NET ASSETS - 100.0%......................................................................   $  143,255,086
                                                                                                            ==============

-----------------------------

(a) Portfolio securities are categorized based on their country of incorporation.

(b) All of these securities are available to serve as collateral for the outstanding loan.

(c) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2015. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(d) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,091,359 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,307,038.


Page 10                 See Notes to Financial Statements


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2015 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):
                                                                                           LEVEL 2         LEVEL 3
                                                            TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                          VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                               5/31/2015        PRICES          INPUTS          INPUTS
--------------------------------------------------      -------------   -------------   -------------   -------------
Common Stocks*....................................      $ 115,013,388   $ 115,013,388   $          --   $          --
Master Limited Partnerships*......................         14,943,516      14,943,516              --              --
Senior Floating-Rate Loan Interests*..............         53,639,002              --      53,639,002              --
                                                        -------------   -------------   -------------   -------------
Total Investments.................................      $ 183,595,906   $ 129,956,904   $  53,639,002   $          --
                                                        =============   =============   =============   =============

*See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2015.


                        See Notes to Financial Statements                Page 11


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2015 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $172,811,585)..........................................................................   $ 183,595,906
Cash............................................................................................      20,727,035
Receivables:
   Dividends....................................................................................       3,335,871
   Investment securities sold...................................................................       1,806,328
   Interest.....................................................................................         329,819
   Common Shares issued under the Dividend Reinvestment Plan....................................         164,262
Prepaid expenses................................................................................          17,845
                                                                                                   -------------
   Total Assets.................................................................................     209,977,066
                                                                                                   -------------
LIABILITIES:
Outstanding loan................................................................................      57,500,000
Payables:
   Investment securities purchased..............................................................       8,606,688
   Investment advisory fees (includes Sub-Advisory fees of $306,728)............................         511,213
   Audit and tax fees...........................................................................          30,303
   Custodian fees...............................................................................          29,753
   Administrative fees..........................................................................          12,903
   Printing fees................................................................................           7,786
   Interest and fees on loan....................................................................           7,416
   Transfer agent fees..........................................................................           5,728
   Legal fees...................................................................................           5,241
   Trustees' fees and expenses..................................................................           3,188
   Financial reporting fees.....................................................................             771
Other liabilities...............................................................................             990
                                                                                                   -------------
   Total Liabilities............................................................................      66,721,980
                                                                                                   -------------
NET ASSETS......................................................................................   $ 143,255,086
                                                                                                   =============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................   $ 162,204,875
Par value.......................................................................................          85,431
Accumulated net investment income (loss)........................................................        (825,752)
Accumulated net realized gain (loss) on investments and foreign currency transactions...........     (28,828,905)
Net unrealized appreciation (depreciation) on investments and foreign currency translation......      10,619,437
                                                                                                   -------------
NET ASSETS......................................................................................   $ 143,255,086
                                                                                                   =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................   $       16.77
                                                                                                   =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....       8,543,080
                                                                                                   =============


Page 12                    See Notes to Financial Statements


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2015 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $839,164)..........................................   $   6,445,723
Interest........................................................................................       1,202,943
Other...........................................................................................          27,377
                                                                                                   -------------
   Total investment income......................................................................       7,676,043
                                                                                                   -------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $609,001)...............................       1,015,001
Interest and fees on outstanding loan...........................................................         248,714
Custodian fees..................................................................................          44,576
Administrative fees.............................................................................          33,470
Printing fees...................................................................................          28,889
Audit and tax fees..............................................................................          27,025
Transfer agent fees.............................................................................          16,822
Trustees' fees and expenses.....................................................................           9,110
Financial reporting fees........................................................................           4,625
Legal fees......................................................................................           4,187
Other...........................................................................................          16,995
                                                                                                   -------------
   Total expenses...............................................................................       1,449,414
                                                                                                   -------------
NET INVESTMENT INCOME (LOSS)....................................................................       6,226,629
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................      (6,603,679)
   Foreign currency transactions................................................................        (646,647)
                                                                                                   -------------
Net realized gain (loss)........................................................................      (7,250,326)
                                                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................        (500,852)
   Foreign currency translation.................................................................         (81,941)
                                                                                                   -------------
Net change in unrealized appreciation (depreciation)............................................        (582,793)
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................      (7,833,119)
                                                                                                   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................   $  (1,606,490)
                                                                                                   =============


                        See Notes to Financial Statements                Page 13


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX
                                                                                       MONTHS
                                                                                        ENDED      FOR THE YEAR
                                                                                      5/31/2015        ENDED
                                                                                     (UNAUDITED)    11/30/2014
                                                                                    -------------  -------------
OPERATIONS:
Net investment income (loss)......................................................  $   6,226,629  $  10,471,290
Net realized gain (loss)..........................................................     (7,250,326)     8,372,419
Net change in unrealized appreciation (depreciation)..............................       (582,793)     1,715,047
                                                                                    -------------  -------------
Net increase (decrease) in net assets resulting from operations...................     (1,606,490)    20,558,756
                                                                                    -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................     (5,973,299)   (11,946,599)
                                                                                    -------------  -------------
Total distributions to shareholders...............................................     (5,973,299)   (11,946,599)
                                                                                    -------------  -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested............................................        164,262             --
                                                                                    -------------  -------------
Net increase (decrease) in net assets resulting from capital transactions.........        164,262             --
                                                                                    -------------  -------------
Total increase (decrease) in net assets...........................................     (7,415,527)     8,612,157

NET ASSETS:
Beginning of period...............................................................    150,670,613    142,058,456
                                                                                    -------------  -------------
End of period.....................................................................  $ 143,255,086  $ 150,670,613
                                                                                    =============  =============
Accumulated net investment income (loss) at end of period.........................  $    (825,752) $  (1,079,082)
                                                                                    =============  =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period..............................................      8,533,285      8,533,285
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.........          9,795             --
                                                                                    -------------  -------------
Common Shares at end of period....................................................      8,543,080      8,533,285
                                                                                    =============  =============


Page 14                 See Notes to Financial Statements


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2015 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ........        $   (1,606,490)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments...........................................          (188,793,234)
     Sales, maturities and paydowns of investments......................           202,583,853
     Return of capital received from investment in MLPs.................               367,653
     Net amortization/accretion of premiums/discounts on investments....                (6,270)
     Net realized gain/loss on investments..............................             6,603,679
     Net change in unrealized appreciation/depreciation on investments..               500,852
CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable....................................               (21,452)
     Increase in dividends receivable...................................            (2,014,108)
     Increase in prepaid expenses.......................................               (12,906)
     Increase in Common Shares issued receivable........................              (164,262)
     Decrease in interest and fees on loan payable......................                (6,358)
     Decrease in investment advisory fees payable.......................                (4,232)
     Decrease in audit and tax fees payable.............................               (23,897)
     Increase in legal fees payable.....................................                 1,347
     Decrease in printing fees payable..................................                (9,910)
     Decrease in administrative fees payable............................               (25,715)
     Decrease in custodian fees payable.................................                (2,109)
     Decrease in transfer agent fees payable............................                    (8)
     Increase in Trustees' fees and expenses payable....................                   131
     Decrease in other liabilities......................................                  (555)
                                                                                --------------
CASH PROVIDED BY OPERATING ACTIVITIES...................................                          $   17,366,009
                                                                                                  --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds of Common Shares reinvested.................................               164,262
   Distributions to Common Shareholders from net investment income......            (8,959,949)
                                                                                --------------
CASH USED IN FINANCING ACTIVITIES.......................................                              (8,795,687)
                                                                                                  --------------
Increase in cash and foreign currency (a)...............................                               8,570,322
Cash and foreign currency at beginning of period........................                              12,156,713
                                                                                                  --------------
Cash and foreign currency at end of period..............................                          $   20,727,035
                                                                                                  ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.......................                          $      255,072
                                                                                                  ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(81,941).


                        See Notes to Financial Statements                Page 15


MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                              ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                            5/31/2015       ENDED         ENDED         ENDED         ENDED         ENDED
                                           (UNAUDITED)    11/30/2014    11/30/2013    11/30/2012    11/30/2011    11/30/2010
                                           ------------   ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period.....    $  17.66      $  16.65      $  15.91      $  15.12      $  15.29      $  14.36
                                             --------      --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.73          1.23          1.29          1.15          1.43 (a)      0.55
Net realized and unrealized gain (loss)..       (0.92)         1.18          0.85          1.04         (0.27)         1.06
                                             --------      --------      --------      --------      --------      --------
Total from investment operations.........       (0.19)         2.41          2.14          2.19          1.16          1.61
                                             --------      --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................       (0.70)        (1.40)        (1.40)        (1.31)        (1.40)        (0.68)
Return of capital........................          --            --            --         (0.09)           --            --
                                             --------      --------      --------      --------      --------      --------
Total distributions......................       (0.70)        (1.40)        (1.40)        (1.40)        (1.40)        (0.68)
                                             --------      --------      --------      --------      --------      --------
Capital share repurchases................          --            --            --            --          0.07            --
                                             --------      --------      --------      --------      --------      --------
Net asset value, end of period...........    $  16.77      $  17.66      $  16.65      $  15.91      $  15.12      $  15.29
                                             ========      ========      ========      ========      ========      ========

Market value, end of period..............    $  16.93      $  16.97      $  16.02      $  14.84      $  14.07      $  13.82
                                             ========      ========      ========      ========      ========      ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (b).............................       (1.03)%       14.81%        14.41%        15.35%         8.49%        12.31%
                                             ========      ========      ========      ========      ========      ========
TOTAL RETURN BASED ON MARKET VALUE (b)...        3.98%        14.73%        17.94%        15.62%        11.70%        24.27%
                                             ========      ========      ========      ========      ========      ========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $143,255      $150,671      $142,058      $135,749      $129,056      $138,786
Ratio of total expenses to average net
   assets................................        1.99% (c)     1.95%         2.08%         2.24%         2.24%         2.36%
Ratio of total expenses to average net
   assets excluding interest expense.....        1.65% (c)     1.65%         1.70%         1.78%         1.81%         1.77%
Ratio of net investment income (loss) to
   average net assets....................        8.55% (c)     6.81%         7.78%         7.35%         8.92%         3.68%
Portfolio turnover rate..................         103%          158%          177%          144%           91%           87%
INDEBTEDNESS:
Total loan outstanding (in 000's)........    $ 57,500      $ 57,500      $ 47,500      $ 47,500      $ 47,500      $ 44,500
Asset coverage per $1,000 of
   indebtedness (d)......................    $  3,491      $  3,620      $  3,991      $  3,858      $  3,717      $  4,119

-----------------------------

(a)   Per share amounts have been calculated using the average share method.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


                                1. ORGANIZATION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services -Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;
            2) the liquidity conditions in the relevant market and changes thereto;
            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
            4) issuer-specific conditions (such as significant credit deterioration); and
            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer or borrower;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of the security;
      4)    the financial statements of the borrower;
      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


      9) the quality, value and salability of collateral, if any, securing the security;
      10) the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's management;
      11) the prospects for the borrower's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      12)   borrower's competitive position within the industry;
      13) borrower's ability to access additional liquidity through public and/or private markets; and
      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

The Fund may hold the securities of real estate investment trusts ("REITs"). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the six months ended May 31, 2015, distributions of $367,653 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At May 31, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of May 31, 2015.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2014 was as follows:

Distributions paid from:

Ordinary income...................................   $  11,946,599
Long-term capital gain............................              --
Return of capital.................................              --

As of November 30, 2014, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................   $          --
Undistributed capital gains.......................              --
                                                     -------------
Total undistributed earnings......................              --
Accumulated capital and other losses..............     (17,691,534)
Net unrealized appreciation (depreciation)........       9,222,753
                                                     -------------
Total accumulated earnings (losses)...............      (8,468,781)
Other.............................................      (2,986,650)
Paid-in capital...................................     162,126,044
                                                     -------------
Net assets........................................   $ 150,670,613
                                                     =============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2014, the Fund utilized pre-enactment capital loss carryforwards in the amount of $10,725,367. At November 30, 2014, the Fund had pre-enactment net capital losses for federal income tax purposes of $17,691,534 expiring on December 31, 2017.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of May 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


G. EXPENSES

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

On April 1, 2015, Macquarie Capital (USA) Inc. ("MCUSA"), an affiliate of MCIM and Four Corners, was enjoined from violating Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 ("Injunction") in an order issued by the United States District Court for the Southern District of New York (the "Order"). The Order was issued in connection with MCUSA's underwriting of a public offering of a China-based company, Puda Coal. In an SEC Complaint, Puda Coal was said to have made false claims as to its ownership of a coal company in the People's Republic of China. The Injunction resulted in the disqualification of MCUSA and its affiliates MCIM and Four Corners from acting in the capacity of investment adviser of investment companies registered under the 1940 Act, as provided for in Section 9(a) of the 1940 Act. MCIM and Four Corners are currently pursuing permanent exemptive relief from the disqualification provisions of Section 9(a) that were triggered by the Injunction. The SEC staff issued a temporary exemptive order on May 15, 2015. On July 6, 2015, the SEC issued a Notice of Intent to Issue a Permanent Order ("Notice"), subject to the standard notice period, as well as new Commission-level temporary exemptive relief to replace the staff-level relief issued on May 15, 2015. Following issuance of the Notice, each of MCIM and Four Corners agreed to settle a related administrative action brought by the SEC and pay a $20,000 fine.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

For the six months ended May 31, 2015, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $14,573.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended May 31, 2015, were $194,200,576 and $203,382,056, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except upon 180 calendar days' prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $60,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 70 basis points. The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.

For the six months ended May 31, 2015, the daily average amount outstanding under the BNP Paribas Facility was $57,500,000. The high and low annual interest rates for the six months ended May 31, 2015, were 0.89% and 0.86%, respectively, and the weighted average interest rate was 0.87%. The interest rate at May 31, 2015, was 0.89%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         7. INDUSTRY CONCENTRATION RISK

The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

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                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 6,974,429, the number of votes against was 204,241 and the number of broker non-votes was 1,354,615. The number of votes cast in favor of Mr. Kadlec was 6,978,242, the number of votes against was 200,428 and the number of broker non-votes was 1,354,615. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed

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ADDITIONAL INFORMATION (CONTINUED)
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             MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
                          DIVIDEND & INCOME FUND (MFD)
                            MAY 31, 2015 (UNAUDITED)


companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

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FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

(a)   Not applicable

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(a)   Not applicable

(b) There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Macquarie/First Trust Global Infrastructure/Utilities
                              Dividend & Income Fund
            ----------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 15, 2015
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 15, 2015
     -----------------

By (Signature and Title)*               /s/ James  M.  Dykas
                                        ----------------------------------------
                                        James  M.  Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 15, 2015
     -----------------

* Print the name and title of each signing officer under his or her signature.